FORM OF STOCK OPTION AGREEMENT I

GRANTEE NAME	NUMBER OF OPTIONS GRANTED	OPTION PRICE	GRANT DATE	EXPIRATION DATE
Jeff Meisner	120,000	$7.00/share	June 1, 2023	June 1, 2033

STOCK OPTION VESTING SCHEDULE

AMOUNT OF STOCK OPTIONS SHARES EXERCISABLE	DATE EXERCISABLE
120,000	As per the Targets below: Company Revenue Targets: 20,000 Options at $18,000,000-$19,999,999 CY'23 Company revenues and an additional 20,000 Options at $20,000,000+ CY'23 Company revenues 20,000 Options at $21,000,000-$23,999,999 CY'24 Company revenues and an additional 20,000 Options at $24,000,000+ CY'24 Company revenues 20,000 Options at $25,000,000-29,999,999 CY'25 Company revenues and an additional 20,000 Options T$30,000,000+ CY'25 Company revenues

Footnotes:

- Revenue targets will be based on the Company's audited/reviewed GAAP recognized revenues for the CY.
- Vesting is subject to Option Holder being engaged by the Company as an Employee or Consultant at time of a vesting event.
- Vesting must occur prior to June 1, 2027, after which date any related unvested stock options shall expire.

THE GLIMPSE GROUP, INC., a Nevada corporation (the "Company"), hereby grants to Jeff Meisner the "Grantee", also referred to as "you", an option to purchase (the "Option") shares of the common stock of the Company at an option price as set forth above, pursuant to the terms of the attached Stock Option Agreement and THE GLIMPSE GROUP, INC. 2016 Incentive Plan (the "Plan") as amended.

Signature Page to Follow

By signing this cover sheet, you hereby accept the Options and agree to all of the terms and conditions described in the attached Stock Option Agreement and the Plan.

Grantee: ______________________________
Jeff Meisner, CRO

Company: ______________________________
Maydan Rothblum, CFO & COO
The Glimpse Group, Inc.

This is not a stock certificate or a negotiable instrument. This grant of Option is a voluntary, revocable grant from the Company and Grantee hereby acknowledges that the Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY WILL BE ENTERED INTO THE COMPANY'S BOOKS AND RECORDS TO EVIDENCE THE OPTIONS GRANTED TO YOU.